Filed pursuant to Rule 497(e).
File no. 333-156141

PAX WORLD FUNDS TRUST II

Supplement Dated September 1, 2010
to the Prospectus dated May 19, 2010

Effective September 1, 2010, the name of the FTSE KLD North America Sustainability Index changed to MSCI North America ESG Index, and the name of the FTSE KLD Europe Asia Pacific Sustainability Index changed to MSCI EAFE ESG Index.  Also effective September 1, 2010, the name of ESG Shares® North America Sustainability Index ETF changed to Pax MSCI North America ESG Index ETF and the name of ESG Shares® Europe Asia Pacific Sustainability Index ETF changed to Pax MSCI EAFE ESG Index ETF.

Accordingly, each reference in the Prospectus to FTSE KLD North America Sustainability Index, FTSE KLD Europe Asia Pacific Sustainability Index, ESG Shares® North America Sustainability Index ETF and ESG Shares® Europe Asia Pacific Sustainability Index ETF is hereby replaced with MSCI North America ESG Index, MSCI EAFE ESG Index, Pax MSCI North America ESG Index ETF and Pax MSCI EAFE ESG Index ETF, respectively.

Additionally, the section entitled “MSCI North America ESG Index – Index Description” is replaced with the following:

The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in North America that have high Environmental, Social and Governance (ESG) ratings from Morgan Stanley Capital International (“MSCI”), selected initially and adjusted annually by MSCI.  The Index targets sector weights that reflect the relative sector weights of the MSCI USA ESG Index and the MSCI Canada ESG Index.

MSCI’s ESG research framework evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the ESG indices. MSCI identifies the highest-rated companies in each peer group to meet the float adjusted market capitalization sector targets.  The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI North America Index having an ESG rating of B or above are eligible for inclusion in the Index.

Finally, the section entitled “MSCI EAFE ESG Index – Index Description” is replaced with the following:

The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in Europe and the Asia Pacific region that have high Environmental, Social and Governance (ESG) ratings from MSCI, selected initially and adjusted annually by MSCI.  The Index targets sector weights that reflect the relative sector weights of the MSCI Europe + Middle East ESG Index and the MSCI Pacific ESG Index.

MSCI’s ESG research framework evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the ESG indices. MSCI identifies the highest-rated companies in each peer group to meet the float adjusted market capitalization sector targets.  The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index having an ESG rating of B or above are eligible for inclusion in the Index.